SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
      (Date of earliest event reported): June 15, 2000

                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     9111 Duke Boulevard
                   Mason, Ohio  45040-8999
                       (513) 573-2037


 Delaware                 31-1359594                 0-21118

(State of               (IRS I.D. No.)          (Commission File
Incorporation)                                  Number)





__________________________________________________________________




Item 5. Other Events.

         None



Item 7. Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        29.09   Settlement Statement of the Trust
                for the period ended May 27, 2000
                and the related distributions made
                on June 15, 2000.










    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PRIME RECEIVABLES CORPORATION



Date:  June 26, 2000              By: /s/  David W. Dawson
                                           David W. Dawson,
                                              Treasurer







                      INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page



29.09       Settlement Statement of the Trust
            for the period ended May 27, 2000
            and the related distributions made
            on June 15, 2000.









                        Exhibit 29.09

      Settlement Statement of the Trust for the Period
             Ending May 27, 2000 and the Related
             Distributions made on June 15, 2000.